First Financial Northwest, Inc.

May 2016



NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights


Right Away
First Financial
Northwest Bank

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $14.00 – 12/30/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $13.50 – 04/22/16

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 corridor in Western Washington, with a primary focus in King and Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative offices in Mill Creek and Edmonds, WA
  - Coming soon: New branch at The Landing in Renton, WA – Q2 2016

Key Data


First Financial
Northwest Bank

Key Financial Ratios

	At or For the Quarter Ended				
	Mar 31, 2016	**Dec 31, 2015**	**Sep 30, 2015**	**Jun 30, 2015**	**Mar 31, 2015**
	(Dollars in thousands)				
Performance Ratios:					
Return on assets	0.76%	0.86%	1.01%	1.00%	0.96%
Return on equity	4.34	4.87	5.50	5.28	4.94
Equity to assets ratio	18.01	17.42	17.78	18.80	18.93
Interest rate spread	3.31	3.18	3.22	3.26	3.23
Net interest margin	3.46	3.33	3.38	3.42	3.40
Efficiency ratio	69.88	66.04	66.34	61.50	56.35
Noninterest expense as a percent of average total assets	2.41	2.17	2.22	2.06	1.84
Capital Ratios: (1)					
Tier 1 leverage ratio	11.81%	11.61%	11.74%	11.70%	11.64%
Total risk-based capital ratio	16.80	17.62	17.83	18.52	18.59
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.47%	0.48%	0.68%	0.72%	0.86%
ALLL as a percent of total loans	1.30	1.36	1.48	1.58	1.54
ALLL as a percent of nonperforming loans	898.92	872.17	417.70	439.05	392.68

(1) Capital ratios are for First Financial Northwest Bank only.

(2) Loans are reported net of undisbursed funds.

Local Economy


innovative
energy

Employers

amazon

- 15,000 employees in the region

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

COSTCO WHOLESALE

- 8,500 employees in the region

GroupHealth

- New Renton Campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

IKEA

- 400,000sf Retail Center
- One of the largest in the US

FEDERAL RESERVE BANK OF SAN FRANCISCO

STARBUCKS COFFEE

- 11,000 employees in the region

SEATTLE SEAHAWKS

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

PACCAR

- 180,000sf US Parts Distribution Center

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency
- 700,000+sf Business Park

Weyerhaeuser

- 10,000 employees in the region

Economic Activity



- King County population 2.1 million
- 8% increase from 2010



- Over 54% of Seattle residents with Bachelor's degrees
- 30.4% national average



- King County median house price $440k
  ↑ 10.86% from 2014
- National median house price $182K
  ↑ 10.34% from 2014



- Washington apartment vacancy rate 4.55%
- Development boom in South Lake Union
- National apartment vacancy rate 4.3%

UNEMPLOYMENT

- Washington unemployment rate 3.6% down from 9.6% in 2010
- National unemployment rate 5.0% down from 9.5% in 2010

Source: https://www.census.gov/newsroom at 12/31/15

Branch vs. Digital Banking


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More
SAMSUNG

Close up of wall iTouch screen





Bank Consolidation Continues:

Branch Traffic Going Digital


2009 – iPhone 3
Number of FDIC Insured Institutions
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
101,000
98,000
95,000
92,000
89,000
86,000
83,000
80,000
Number of Bank Offices
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Institutions
Offices

* Source: FDIC

Management Team


First Financial
Northwest Bank

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	4	28
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	3	27
Simon Soh	SVP, Chief Lending Officer (FFNWB)	6	26
Ronnie J. Clariza	SVP, Chief Risk Management Officer	13	15
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	2	33
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	1	37

Current Performance Metrics



737 MAX FIRST FLIGHT

January 29, 2016


BOEING
737

First Financial Northwest, Inc.

Consolidated Income Statements

	Quarter Ended		dollars in thousands		
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Net Interest Income	$ 7,781	$ 7,692	$ 7,664	$ 7,568	$ 7,522
Provision for Loan Losses	$ (100)	$ (900)	$ (700)	$ (500)	$ (100)
Net Interest Income after provision	$ 7,881	$ 8,592	$ 8,364	$ 8,068	$ 7,622
Total Noninterest Income	$ 480	$ 384	$ 447	$ 357	$ 91
Total Noninterest Expense	$ 5,773	$ 5,333	$ 5,381	$ 4,874	$ 4,290
Income before Tax	$ 2,588	$ 3,643	$ 3,430	$ 3,551	$ 3,423
Federal Income Tax	$ 763	$ 1,526	$ 984	$ 1,183	$ 1,194
Net Income	**$ 1,825**	**$ 2,117**	**$ 2,446**	**$ 2,368**	**$ 2,229**
Total Assets	**$ 939,243**	**$ 979,913**	**$ 984,069**	**$ 944,432**	**$ 955,004**

Interest Rate Risk

Net Interest Income Estimated Change at December 31, 2015 (per 2015 10-K)*

Basis Point Change in Rates	Net Interest Income		% Change
	(dollars in thousands)		
+300	$	29,696	0.04%
+200		29,654	(0.10)
+100		29,554	(0.43)
Base		29,683	—
(100)		28,387	(4.37)

*Please see 2015 10-K for additional information, including the various assumptions used in this modeling.

Total Loan Portfolio

Net CRE Concentration 66% or 372.46%* of Adjusted Capital


CRE
$273,646,000
35%
Construction
$93,719,000
12%
Business & Consumer
$12,520,000
1%
Multifamily
$150,668,000
19%
1-4 Family
$256,817,000
33%

*Bank only at March 31, 2016

First Financial Northwest, Inc.

Composition of Deposits

(in millions)

Excludes Bank-Owned and Brokered Deposits*



3/31/2014
$30.0
5.1%
$22.2
3.8%
$136.9
23.3%
$398.0
67.8%
Significant improvement in core deposits – less reliance on CD's (including developer account funds)
3/31/2015
Checking
Savings
MMAs
CDs
$37.4
6.6%
$25.3
4.5%
$154.7
27.4%
$347.4
61.5%
3/31/2016
$40.8
6.8%
$30.2
5.0%
$207.8
34.5%
$324.2
53.7%

* At 12/31/14 and 12/31/15 Brokered Deposits were $54.4 million and $66.2 million, respectively

First Financial Northwest, Inc.

Yields



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.39%
5.40%
5.35%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
4.53%
4.58%
4.55%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
1.70%
1.75%
1.74%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Yield on Loans
Total Yield
Yield on Securities

Cost of Funds

Focus on reducing COF balanced with reducing exposure to future rising rates.



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Callable Brokered CD
1.12%
1.08%
0.99%
0.92%
0.87%
0.84%
0.86%
0.88%
0.88%
0.89%
0.91%
0.93%
1.09%
1.05%
0.97%
0.91%
0.87%
0.86%
0.88%
0.90%
0.90%
0.90%
0.92%
0.94%
0.80%
0.81%
0.84%
0.84%
0.89%
0.96%
0.96%
0.95%
0.95%
0.95%
0.96%
0.98%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Total COF
Deposit COF
FHLB Advances COF

First Financial Northwest, Inc.

Net Interest Income & NIM



Q4 2015
FDIC WA
State*
3.77%
(median)
$8,400
$8,200
$8,000
$7,800
$7,600
$7,400
$7,200
$7,000
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.71%
3.71%
3.82%
3.78%
3.86%
3.84%
3.61%
3.40%
3.42%
3.38%
3.33%
3.46%
$7,805
$7,745
$8,074
$8,054
$8,178
$8,219
$7,997
$7,522
$7,568
$7,664
$7,692
$7,781
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
NII (left scale)
NIM (right scale)

Source: FDIC State Profile, Third Quarter - Washington

First Financial Northwest, Inc.

NIM Adjusted

	Q1 16	Q4 15	Q3 15	Q2 15	Q1 15
NII reported	7,781	7,692	7,664	7,568	7,523
less: earnings at FRB	(41)	(41)	(41)	(41)	(38)
add back brokered expense	349	344	307	304	287
NII adjusted	8,089	7,995	7,930	7,831	7,772
avg earning assets reported	911,851	915,801	900,306	888,167	898,074
brokered cds	(65,612)	(66,151)	(66,122)	(66,122)	(66,122)
	846,239	849,650	834,184	822,045	831,952
NIM adjusted	3.82%	3.76%	3.80%	3.81%	3.74%
NIM reported	3.46%	3.33%	3.38%	3.42%	3.40%

Efficient Operations



Q4 2015 FDIC Overhead to Avg. Assets (WA median%) 3.23%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
79%
78%
67%
69%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
2.35%
2.64%
2.39%
2.41%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.38%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

- Name change
- Branch openings
- Core conversion
- Growth initiatives
  - Aircraft
  - California
  - Loan Purchases/Participations

* Source: FDIC State Profile, Third Quarter - Washington

Asset Quality



SECO Business Park

Nonperforming Loans & Assets as a Percent of Total Loans & Assets



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
99.7% of TDRs are Performing Loans
Includes TDR's as reported by SNL
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Delinquent Loans



Millions
$6
$5
$4
$3
$2
$1
$-
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.74%
0.60%
0.60%
0.60%
0.34%
0.29%
$4
$1
$5
$1
$3
$4
$1.54
$2.41
$3.95
$1.62
$2.43
$4.05
$1
$1
$2
$1
$1
$2
Q4 2015
FDIC delinquent & nonaccrual loans to total loans (median %)
0.74%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Delinquent Loans, 30 to 89 days
Nonaccrual
Total Delinquent, 30 to 89 days and Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net (right scale)

First Financial Northwest, Inc.

Stock Performance/Shareholder Value

AMERICAN BANKER®

FRIDAY AUGUST 28, 2015 VOL. 180 No. F333 | AMERICANBANKER.COM | Follow us on Twitter @AmerBanker | SUBSCRIPTIONS: 800.221.1809

Wash. Bank Bouncing Back After Shareholder Revolt

By John Reosti

An unlikely recovery is under way at First Financial Northwest in Renton, Wash.

First Financial, which has spent the last two years putting distance between itself and its thrift heritage, is getting ready to kick the process into high gear. The $944 million-asset company recently changed the name of its primary subsidiary to First Financial Northwest Bank from First Savings Bank Northwest.

It also switched over to a new core processing system and is planning to open a branch 30 miles south of Renton in Mill Creek, Wash. The branch will be just the second in First Financial's 92-year history; the processing system will support mobile banking and more sophisticated ATMs.

"The goal is to be a full-service community bank," said Joseph Kiley 3rd, First Financial's president and chief executive. "We want to be in a better position to serve businesses. We also want to own

See page 4

Slow Recovery

Removing management doesn't immediately address underlying issues at underperforming banks. It can take years to get those banks back on the right track


$3.5M
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
First Financial Northwest
Cardinal Bankshares*
Solera National*
1Q '14
2Q
3Q
4Q
1Q '15
2Q

* Net income at the bank level

Sources: Company filings

FFNW – Stock Price & Book Value

Jun 2011 – Dec 2015
End of Quarters (in dollars)



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.53 9.52 9.64 9.71 9.79 9.84 9.95 10.04 10.88 11.05 11.25 11.42 11.60 11.76 11.96 12.10 12.20 12.32 12.40 12.52
5.08 5.62 5.90 7.72 8.12 8.05 7.55 7.81 10.31 10.43 10.37 10.15 10.87 10.21 12.04 12.35 12.46 12.09 13.96 13.17
Jun 2011 Sep 2011 Dec 2011 Mar 2012 Jun 2012 Sep 2012 Dec 2012 Mar 2013 Jun 2013 Sep 2013 Dec 2013 Mar 2014 Jun 2014 Sep 2014 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016
Book Value
Stock Price (closing price)

FFNW Historical Share Repurchase Program:

Since 12/31/2012



2013
2014
2015
Q1 '16
Cumulative Shares Repurchased
Total Shares Repurchased: 2,728,018
Total Shares Rep. / AVDTV: 47.9x
Total Shares Repurchased: 1,594,033
Total Shares Rep. / AVDTV: 34.4x
Total Shares Repurchased: 1,521,817
Total Shares Rep. / AVDTV: 38.5x
Q2: 1,654,547 @ ~$9.97 Premium / Discount to 90-day VWAP: +3.5% P / TBV: 0.92x
Q3: 501,820 @ ~$10.71 Premium / Discount to 90-day VWAP: +0.4% P / TBV: 0.97x
Q4: 571,651 @ ~$10.88 Premium / Discount to 90-day VWAP: +2.0% P / TBV: 0.97x
Q2: 992,840 @ ~$10.90 Premium / Discount to 90-day VWAP: +2.2% P / TBV: 0.94x
Q3: 274,081 @ ~$10.91 Premium / Discount to 90-day VWAP: +1.5% P / TBV: 0.93x
Q4: 327,112 @ ~$11.40 Premium / Discount to 90-day VWAP: 0.1% P / TBV: 0.95x
Q1: 268,300 @ ~$12.00 Premium / Discount to 90-day VWAP: (1.2%) P / TBV: 0.99x
Q2: 396,757 @ ~$11.95 Premium / Discount to 90-day VWAP: (1.5%) P / TBV: 0.98x
Q3: 402,657 @ ~$12.37 Premium / Discount to 90-day VWAP: (0.1%) P / TBV: 1.00x
Q4: 454,103 @ ~$12.54 Premium / Discount to 90-day VWAP: (2.8%) P / TBV: 1.01x
Q1: 314,087 @ ~$13.36 Premium / Discount to 90-day VWAP: (0.1%) P / TBV: 1.07x
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
Price

Note: Market data as of 5/2/2016.
Source: SNL Financial and Company earnings/press releases and documents.

First Financial Northwest, Inc.

First Financial Northwest, Inc.

Total Return Performance



First Financial Northwest, Inc.
NASDAQ Bank
Russell 2000
SNL Thrift
Index Value
400
350
300
250
200
150
100
50
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
03/31/16

Source: Capital IQ, SNL Financial

Strategic Initiatives



Lake Washington
Meadow Crest Early Childhood Center
McKnight Middle School
Gene Coulon Memorial Beach Park
NE Park Dr
The Landing Shopping Center
Boeing 737 Plant
Boeing Renton
Highlands Park
Rainier Ave N
Park Ave N
Logan Ave N
Renton Municipal Airport
Renton Memorial Stadium
N 4th St
N 3rd St
NE 3rd St
Airport Way
Rainier Ave S
Renton High School
Liberty Park
Cedar River Park
Cedar River
Maple Valley Hwy
CITY CENTER
Cedar River Dog Park
Renton Shopping
Riverview Park
405
900
169
167
515

2016 Innovation In Financial Education Award



You are NOT ALONE
bfrb.org
NASDAQ & EVERFI
CONGRATULATE
2016 INNOVATION IN
FINANCIAL EDUCATION
AWARD WINNERS
First Financial Northwest Bank
Nasdaq
FOX
STARBUCKS COFFEE
AIRFRANCE

First Financial Northwest, Inc.

Strategic Initiatives

ONGOING:

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Grow organically
  - Acquisition of whole bank(s), branches, or earning assets
- Branch Expansion
  - Mill Creek branch opened Q3 2015
  - Edmonds branch opened Q1 2016
  - The Landing (Renton) to open Q2 2016
  - Exploring - Strategically placed ATM's
  - Embrace technology in order to diversify deposit composition away from CDs
- Position the Bank to explore niche expansion opportunities
  - Grow market share of the Chinese/American sector
  - Expand other niche opportunities vacated, or not serviced, by other banks, i.e. aviation
    - (New and used piston, turboprop, and light jet aircraft)
  - Loan Participation/Acquisition
  - Diversify geographic composition of loan portfolio

Strategic Initiatives *cont.*

- Hire experienced lending teams to pursue / expand niche markets
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB Des Moines

COMPLETED

- Charter change to Washington State Commercial Bank – February 2016
- Core Processor conversion – Completed August 2015
- Expanded Board of Directors– August 2015
- Name change – Implemented September 2015
- Implemented Wealth Management products and services via LPL Financial $22 million under management at March 31, 2016

About the Company and the Bank

First Financial Northwest, Inc. is the parent company of First Financial Northwest Bank; a Washington chartered commercial bank headquartered in Renton, Washington, serving the Puget Sound Region. For additional information, please visit the Bank's website at www.ffnwb.com and click on the "Investor Relations" section.


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